                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of
 earliest event reported):          January 5, 1994
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                          STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)

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
DELAWARE                         1-3439                 36-2041256
(State or other                (Commission             (IRS Employer
 jurisdiction                 File Number)          Identification No.)
 of incorporation)
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150 North Michigan Avenue, Chicago, Illinois                               60601
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number,
including area code: (312) 346-6600

                                      N/A
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

    On  January  5, 1994  the  Company met  with  the lenders  under  its credit
agreements  to  seek  further  amendments   to  such  credit  agreements.   Such
modifications would become effective upon consummation of the Company's proposed public offerings of senior notes and Common Stock (the "Offerings").

    The Company's preliminary prospectus supplements dated January 7, 1994 relating to the Offerings, which include a description of such amendments and other recent developments, are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated by reference herein in their entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

    The exhibits accompanying this report are listed in the accompanying Exhibit
Index.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STONE CONTAINER CORPORATION
                                          By: _______/s/_LESLIE T. LEDERER______
                                                     Leslie T. Lederer
                                                 VICE PRESIDENT, SECRETARY
                                                        AND COUNSEL
Date: January 7, 1994

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                                 EXHIBIT INDEX

    The following exhibits are filed herewith as noted below.

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
 EXHIBIT
   NO.                                                EXHIBIT
- ----------  --------------------------------------------------------------------------------------------
    12      Computation of Ratios of Earnings to Fixed Charges
      99.1  Form of Preliminary Prospectus Supplement dated January 7, 1994 relating to the Registrant's proposed United States offering of Common Stock
      99.2  Form of Preliminary Prospectus Supplement dated January 7, 1994 relating to the Registrant's proposed international offering of Common Stock
      99.3  Form of Preliminary Prospectus Supplement dated January 7, 1994 relating to the Registrant's proposed offering of Senior Notes
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